SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Fifth Third Funds
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Fifth Third Small Cap Growth Fund
Fifth Third Dividend Growth Fund
Fifth Third Structured Large Cap Plus Fund
Fifth Third Equity Index Fund
each a series of

FIFTH THIRD FUNDS
38 Fountain Square Plaza
Cincinnati, Ohio 45202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held July 20, 2012

Dear Shareholders:

          The Board of Trustees of Fifth Third Funds (the “Trust”), an open-end management investment company organized as a Massachusetts business trust, has called a special meeting of the shareholders of Fifth Third Small Cap Growth Fund, Fifth Third Dividend Growth Fund, Fifth Third Structured Large Cap Plus Fund and Fifth Third Equity Index Fund (each a “Fund”) to be held at the offices of Fifth Third Asset Management, Inc., 38 Fountain Square Plaza Cincinnati, OH 45202, the Trust’s investment adviser, administrator and accountant, on July 20, 2012 at 9:00 a.m., Eastern time, for the following purposes:

1.	To approve terminating the Fifth Third Small Cap Growth Fund, which will be achieved by converting the Fund’s assets to cash, distributing the Fund’s assets to its remaining shareholders and ceasing operations.

2.	To approve terminating the Fifth Third Dividend Growth Fund, which will be achieved by converting the Fund’s assets to cash, distributing the Fund’s assets to its remaining shareholders and ceasing operations.

3.	To approve terminating the Fifth Third Structured Large Cap Plus Fund, which will be achieved by converting the Fund’s assets to cash, distributing the Fund’s assets to its remaining shareholders and ceasing operations.

4.	To approve terminating the Fifth Third Equity Index Fund, which will be achieved by converting the Fund’s assets to cash, distributing the Fund’s assets to its remaining shareholders and ceasing operations.

Shareholders of record at the close of business on May 30, 2012 (the record date) are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 20, 2012.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Card are available at www.proxyonline.com/docs/FifthThirdFunds.pdf.

By Order of the Board of Trustees

/s/ E. Keith Wirtz

E. Keith Wirtz
President
Fifth Third Funds

May 31, 2012

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, call the number listed on your proxy card or vote via internet, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Fifth Third Small Cap Growth Fund
Fifth Third Dividend Growth Fund
Fifth Third Structured Large Cap Plus Fund
Fifth Third Equity Index Fund
each a series of

FIFTH THIRD FUNDS

with its principal offices at
38 Fountain Square Plaza Cincinnati, Ohio 45202

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held July 20, 2012

INTRODUCTION

The Board of Trustees of Fifth Third Funds (the “Trust”), an open-end management investment company organized as a Massachusetts business trust, has called a special meeting (the “Meeting”) of the shareholders of Fifth Third Small Cap Growth Fund, Fifth Third Dividend Growth Fund, Fifth Third Structured Large Cap Plus Fund and Fifth Third Equity Index Fund (each a “Fund”) to be held at the offices of Fifth Third Asset Management, Inc., 38 Fountain Square Plaza Cincinnati, OH 45202 at 9:00 a.m. Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about June 6, 2012.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.	To approve terminating the Fifth Third Small Cap Growth Fund, which will be achieved by converting the Fund’s assets to cash, distributing the Fund’s assets to its remaining shareholders and ceasing operations.

2.	To approve terminating the Fifth Third Dividend Growth Fund, which will be achieved by converting the Fund’s assets to cash, distributing the Fund’s assets to its remaining shareholders and ceasing operations.
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3.	To approve terminating the Fifth Third Structured Large Cap Plus Fund, which will be achieved by converting the Fund’s assets to cash, distributing the Fund’s assets to its remaining shareholders and ceasing operations.

4.	To approve terminating the Fifth Third Equity Index Fund, which will be achieved by converting the Fund’s assets to cash, distributing the Fund’s assets to its remaining shareholders and ceasing operations.

Only shareholders of record at the close of business on May 30, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A COPY OF THE FUNDS’ MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, ARE AVAILABLE, AT NO CHARGE, BY SENDING A WRITTEN REQUEST TO THE FUND OR FUNDS, 38 FOUNTAIN SQUARE PLAZA, CINCINNATI, OHIO 45202 OR BY CALLING THE FUNDS AT 1-800-282-5706. REQUESTED SHAREHOLDER REPORTS WILL BE SENT BY FIRST CLASS MAIL WITHIN THREE BUSINESS DAYS OF THE RECEIPT OF THE REQUEST.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on July 20, 2012. This Proxy Statement is available on the internet at: www.proxyonline.com/docs/FifthThirdFunds.pdf. The Company’s most recent annual and semi-annual reports are also available on the internet at: www.fifththirdfunds.com by selecting the tab labeled “Prospectus & Literature.”

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PROPOSALS 1-4

Trustee and Shareholder Actions

At their meeting held on April 4, 2012, the Trustees of the Trust unanimously determined to terminate each respective Fund. Because the Trust’s Amended and Restated Declaration of Trust permits the Trustees to take such action only with the approval of a Fund’s shareholders, the Trustees have called this meeting to seek such approval.

Reasons for Terminating Proposals

Fifth Third Asset Management, Inc. (“FTAM”) and Fifth Third Financial Corporation have agreed to sell their interest in management of the Trust. In connection with the sale, FTAM proposed to the Trust’s Board of Trustees that the Fifth Third money market funds be reorganized into certain existing money market funds managed by Federated Investors, Inc. and certain Fifth Third stock and bond funds be reorganized into certain existing and new mutual funds managed by Touchstone Advisors, Inc. In addition, FTAM proposed that certain Fifth Third Funds be liquidated.

At meetings held on December 13, 2011, February 15, 2012, February 28, 2012, March 14-15, 2012 and April 4, 2012, the Board of Trustees of the Trust, including the independent Trustees, discussed, and on April 4, 2012, ultimately approved the liquidation of the Funds. At these meetings, the Board met with representatives from FTAM and Fifth Third Bank (the “Bank”) to discuss FTAM’s intent to exit the mutual fund advisory, administration and fund accounting business in light of the Bank’s determination that the Fifth Third Funds no longer fit the Bank’s long-term strategic plan. The Board also considered that the Bank had engaged an investment banker to help identify parties interested in acquiring FTAM’s mutual fund business and that these Funds were not viewed as attractive reorganization candidates to the parties interested in acquiring FTAM’s interest in managing the Fifth Third Funds. As a result, FTAM recommended to the Board that the Funds be liquidated due to their lack of sufficient size to be viable after the reorganizations of the other Fifth Third Funds and FTAM’s decision to exit the mutual fund business.

The independent Trustees also met separately with their independent counsel to review the liquidations during the meetings identified above, as well as prior to such meetings. In connection with their review, the independent Trustees requested of and received from FTAM and the Bank information to assist them in considering the implications of the liquidations.

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In connection with the Board’s review of the liquidations, the Board considered a variety of factors, including, but not limited to the following:

•	Other available options for the Funds, including maintaining the status quo or effecting a reorganization, as well as the relative costs and benefits of each. The Board noted that the status quo would preserve the investment opportunities with no taxable event to shareholders but, due to the low asset levels of the Funds (and the even lower asset levels of the Fifth Third Small Cap Growth and Structured Large Cap Core Plus Funds after the reorganizations of the Fifth Third LifeModel Funds, which invest in the Fifth Third Small Cap Growth and Structured Large Cap Core Plus Funds) would result in increased expense ratios given FTAM’s representation that it would not maintain the Funds’ expense caps past their current term expiring in November 2012. The Board noted that parties interested in acquiring FTAM’s interest in managing the Fifth Third Funds did not view the Funds as attractive reorganization candidates.

•	The Bank’s agreement to bear the direct costs associated with the liquidations, including proxy statement and shareholder solicitation costs, legal costs and costs of tail insurance coverage for the independent Trustees.

•	The Bank’s agreement to defend the Trust and assume any liabilities relating to litigation resulting from the bankruptcy of the Tribune Company in which the Trust has been named among a class of defendants.

•	FTAM’s representation that it believes it will be able to dispose of all the Funds’ holdings in an orderly manner by the liquidation date.

•	Potential tax consequences to Fund shareholders.

•	The Bank’s agreement to indemnify each independent Trustee for any losses or expenses arising because the independent Trustee was a Trustee of the Trust.

In its deliberations, the Board considered all information it received, as described above. The Board concluded, based on the information presented, to approve the liquidations and to recommend that shareholders of the Funds approve the liquidations.

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Terminating Steps and Procedures

If the shareholders of a Fund approve the proposal to terminate the Fund, the Fund will, as soon as practicable, liquidate its portfolio and pay any remaining liabilities and distribute its assets in cash to its remaining shareholders. The Bank has agreed to bear the anticipated direct termination-related expenses, including proxy solicitation and shareholder solicitation costs, legal costs and costs of tail insurance coverage for the independent Trustees. The Funds will bear any costs associated with liquidating their portfolio securities. FTAM estimates that the costs associated with liquidating the Fund’s portfolio securities to be approximately as follows: $443, $ 41,402, $8,077 and $15,651, respectively, for the Fifth Third Dividend Growth Fund, Fifth Third Equity Index Fund, Fifth Third Small Cap Growth Fund and Fifth Third Structured Large Cap Plus Fund.

Redemption Rights

Prior to the termination of a Fund, the ability of a shareholder to redeem Fund shares for cash remains unchanged. In addition, any applicable contingent deferred sales charge (“CDSC”) will be assessed on Fund shares when redeemed prior to the termination of the Funds. Fund shares held until the termination of the Funds will not be subject to any applicable CDSC. A Fund may satisfy redemption requests by means of in-kind distribution of portfolio securities, subject to certain conditions, including, among others, that the in-kind securities are valued in the same manner as they would be for purposes of a Fund determining its net asset value. Redemption in-kind is taxable to a Fund shareholder for federal income tax purposes in the same manner as redemption for cash.

Federal Income Tax Consequences

Each Fund will recognize gain or loss on the disposition of its portfolio securities in connection with its liquidation. When a Fund is liquidated, your shares will be redeemed. As on any redemption of shares of the Fund, you may recognize a capital gain or loss measured by the difference between the proceeds received in the redemption and your basis in the shares. Your gain or loss generally will be long-term if you held the redeemed shares for over one year and short-term if the shares were held for a year or less.

Distribution and redemption proceeds (including any liquidating distribution) may be subject to backup withholding, unless the shareholder provides a correct taxpayer identification number and certifies that the shareholder is not subject to backup withholding and is a U.S. person. Certain shareholders specified in the federal income tax laws may be exempt

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from backup withholding. Backup withholding is not an additional tax and is creditable against a taxpayer’s federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

The above discussion is a general summary of the federal income tax consequences to shareholders of the liquidation of the Funds. This summary does not address the tax consequences that may be relevant to particular categories of investors subject to special treatment under certain federal income tax laws. It also does not address state, local or foreign tax consequences. Shareholders should consult their own tax advisers concerning their particular tax situations and the consequences to them of the liquidation of the Funds.

Fund Operations Following No Vote

If the shareholders do not approve the proposal to terminate a Fund, the Fund will continue in operation and the Trustees will consider other alternatives, which may include another proxy solicitation to secure approval of terminating the Fund. If a Fund or Funds continue operations beyond November 2012, the month when the expense limitation agreement between the Funds and FTAM expires, it is highly likely that each Fund’s operating expenses will increase dramatically.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Funds vote “FOR” terminating each Fund.

OTHER INFORMATION

Operation of the Funds

The Funds are each a diversified series of Fifth Third Funds, an open-end investment management company organized as a Massachusetts business trust and formed by a Declaration of Trust on September 15, 1988. The Trust’s principal executive offices are located at 38 Fountain Square Plaza, Cincinnati, Ohio 45202. The Board of Trustees supervises the business activities of the Funds.

 Service Providers

Like other mutual funds, the Funds retain various organizations to perform specialized services. The Funds retained FTAM as investment adviser, fund accounting agent and administrator. State Street Bank and Trust Company is the custodian for the Funds (the “Custodian”). The Custodian holds each

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Fund’s portfolio securities and keeps all necessary records and documents relating to its duties. Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021, serves as the transfer and dividend disbursing agent for the Funds. FTAM Funds Distributor, Inc. serves as the Funds’ distributor and has a principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Indemnification

In connection with the actions and recommendations of FTAM with respect to the liquidation of each Fund, the Bank has agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the independent Trustees, arising by reason of the fact that the independent Trustee was a trustee of the Trust, including without limitation:

1.	all reasonable legal and other expenses incurred by the independent Trustees in connection with any private actions brought by shareholders of a Fund and any enforcement actions brought by governmental authorities involving or potentially involving a Fund, and any proceedings or actions that may be threatened or commenced in the future by any person (including any governmental authority) involving a Fund, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2.	all liabilities and expenses incurred by the independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3.	any loss or expense incurred by the independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by FTAM (or by a representative of FTAM acting as such, acting as a representative of the Funds or of the independent Trustees or acting otherwise) for the benefit of the independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of the Bank, any of its corporate affiliates, or any of their directors, officers or employees; and
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4.	all liabilities and expenses incurred by the independent Trustee in connection with any proceeding or action to enforce his rights under the agreement, unless the Bank prevails on the merits of any such dispute in a final, nonappealable court order.

The Bank is not required to pay costs or expenses or to provide indemnification under the agreement to or for any individual independent Trustee for any liability of the independent Trustee to a Fund or its shareholders to which such independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the independent Trustee’s duties as a trustee of the Trust as determined in a final adjudication in such proceeding or action. In addition, to the extent the Bank has paid costs or expenses under the agreement to any individual independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the independent Trustee’s liability to a Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the independent Trustee’s duties as a trustee of the Trust, such independent Trustee has undertaken to repay the Bank such costs or expenses.

Litigation

On June 2, 2011, certain holders of notes issued by the Tribune Company (“Tribune”) filed a complaint in Massachusetts federal court against the Trust and several other defendants, seeking to recover payments made to Tribune shareholders in connection with the 2007 leveraged buyout of Tribune. The Fifth Third Equity Index Fund received Tribune payments in connection with the 2007 leveraged buyout in the amount of $81,430. The plaintiffs allege that the shareholder payments were made in violation of various state laws prohibiting constructive fraudulent transfers. The outcome of the proceedings cannot be predicted at this time. The complaints do not allege misconduct by the Trust or any member of the putative defendant class. The Bank has agreed to defend the Trust and assume any liabilities relating to this litigation.

 THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed Fund(s) closure and at the discretion of the holders of the proxy on any other matter

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that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of the Trust revoking the proxy, or (3) attending and voting in-person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Funds were issued and outstanding:

Fund	Shares
Fifth Third Small Cap Growth Fund	3,609,662.992
Fifth Third Dividend Growth Fund	178,870.411
Fifth Third Structured Large Cap Plus Fund	5,664,346.272
Fifth Third Equity Index Fund	14,146,301.357

All shareholders of record of a Fund on the Record Date are entitled to vote at the Meeting on that Fund’s terminating Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. Shareholders may not transfer their votes among Funds.

Quorum

A majority of a Fund’s shares, whether present in-person or by proxy, represents a quorum. If a quorum for a Fund shall not be present for the purpose of any vote that may properly come before the meeting, the shares of that Fund, whether present in-person or by proxy and entitled to vote at such meeting on such matter may, by plurality vote, adjourn the meeting from time to time to such place and time without further notice other than by announcement to be given at the meeting until a quorum entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened.

Required Vote

A “Majority Shareholder Vote” of the outstanding shares of a Fund is required for the approval of a terminating Proposal. Majority Shareholder Vote means the affirmative vote of (1) 67% or more of the voting shares of a Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in-person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

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EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum.

Abstentions and broker non-votes will be treated as shares voted against a proposal as noted below. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.

Accordingly, abstentions and broker non-votes will effectively be a vote against Proposals 1, 2, 3, and 4 for which the required vote is a percentage of the shares outstanding and entitled to vote on the matter.

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no shareholders who were the beneficial owners of more than 5% of the outstanding shares of a Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

Fund	Name and Address of Owner	Number of Shares	Nature of Ownership	Percentage of Fund Shares
Fifth Third Small Cap Growth Fund	Fifth Third LifeModel Moderate Fund	668,783.682	Beneficial	18.53%
	38 Fountain Square Plaza MD 1090BD Cincinatti, OH 45263-0001

Fifth Third Small Cap Growth Fund	Fifth Third LifeModel Moderately Aggressive Fund	660,250.517	Beneficial	18.29%
	38 Fountain Square Plaza MD 1090BD Cincinatti, OH 45263-0001

Fifth Third Small Cap Growth Fund	Fifth Third LifeModel Aggressive Fund	499,080.051	Beneficial	13.83%
	38 Fountain Square Plaza MD 1090BD Cincinatti, OH 45263-0001

Fifth Third Small Cap Growth Fund	Fifth Third Bank Trust Operations	393,879.994	Record	10.91%
	38 Fountain Square Plaza MD 1090F2 Cincinatti, OH 45263-0001

Fifth Third Small Cap Growth Fund	Fifth Third Bank Trust Operations	297,166.250	Record	8.23%
	38 Fountain Square Plaza MD 1090F2 Cincinatti, OH 45263-0001

Fifth Third Dividend Growth Fund	Fifth Third Bank Trust Operations	32,348.482	Record	18.08%
	38 Fountain Square Plaza MD 1090F2 Cincinatti, OH 45263-0001

Fifth Third Structured Large Cap Plus Fund	Fifth Third LifeModel Moderate Fund	1,752,587.624	Beneficial	30.94%
	38 Fountain Square Plaza MD 1090BD Cincinatti, OH 45263-0001
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Fund	Name and Address of Owner	Number of Shares	Nature of Ownership	Percentage of Fund Shares
Fifth Third Structured Large Cap Plus Fund	Fifth Third LifeModel Moderately Aggressive Fund	1,668,008.573	Beneficial	29.45%
	38 Fountain Square Plaza MD 1090BD Cincinatti, OH 45263-0001

Fifth Third Structured Large Cap Plus Fund	Fifth Third LifeModel Aggressive Fund	1,276,704.454	Beneficial	22.54%
	38 Fountain Square Plaza MD 1090BD Cincinatti, OH 45263-0001

Fifth Third Equity Index Fund	Fifth Third Bank Trustee FBO Various FASCORP Record Kept Plans 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	4,843,529.92	Record	34.24%

Fifth Third Equity Index Fund	JPMorgan Chase as Trustee FBO Fifth Third	1,868,763.441	Record	13.21%
	Bancorp Prof Sharing Plan 11500 Outlook St Overland Park, KS 66211- 1804

Fifth Third Equity Index Fund	Fifth Third Bank FBO Cintas Attn Michelle Hodgeman MD 1090C7 38 Fountain Square Plaza Cincinnati, OH 45263-0074	1,424,866.698	Record	10.07%

Fifth Third Equity Index Fund	Fifth Third Bank Trustee FBO Various FASCORP Record Kept Plans 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	819,499.26	Record	5.79%

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the Investment Company Act of 1940, as amended.

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Fund as of the Record Date.

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SHAREHOLDER PROPOSALS

You should be aware that annual meetings of shareholders of the Trust are not required. Because the Trust does not hold regular meetings of shareholders, the anticipated date of the next meeting of shareholders cannot be provided. Any shareholder proposal for inclusion in the Trust’s proxy materials for any subsequent meeting of shareholders must be received by the Secretary of the Trust, Fifth Third Funds, 38 Fountain Square Plaza, Cincinnati, Ohio 45202, within a reasonable time before the solicitation is made.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by FTAM. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and FTAM will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and FTAM may solicit proxies in-person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation. Certain officers, employees and agents of AST Fund Solutions may solicit proxies in-person or by telephone, facsimile transmission, or mail, for which it will receive customary compensation of approximately $10,000, which will be paid by FTAM.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

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PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, write the Trust at 38 Fountain Square Plaza, Cincinnati, Ohio 45202 or call 1-800-282-5706.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 20, 2012.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Card are available at www.proxyonline.com/docs/FifthThirdFunds.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

/s/ Julie Tedesco
Julie Tedesco, Secretary

Dated May 31, 2012

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE, CALL THE NUMBER LISTED ON YOUR PROXY CARD, OR VOTE BY INTERNET.

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FORM OF PROXY CARD

Fifth Third Funds
38 Fountain Square Plaza
Cincinnati, Ohio 45202

Fifth Third Small Cap Growth Fund
Fifth Third Dividend Growth Fund
Fifth Third Structured Large Cap Plus Fund
Fifth Third Equity Index Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
July 20, 2012

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints E. Keith Wirtz, Shannon King and Richard B. Ille each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Fifth Third Funds (the “Trust”) to be held at the offices of the Trust’s investment adviser, accountant and administrator, 38 Fountain Square Plaza Cincinnati, Ohio 45202 on July 20, 2012 at 9:00 a.m., Eastern Time, and at any and all adjournments thereof, all shares of beneficial interest held of the funds below, on the proposals set forth regarding the closure of each fund below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS AND IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature	Date

Signature of Joint Shareholder	Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTS’ BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Each Fund shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting on a Fund of which shares are held. Shareholders may not transfer their votes among Funds.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [X]

Proposal		FOR	AGAINST	ABSTAIN
1	To approve terminating the Fifth Third Small Cap Growth Fund, which will be achieved by converting the Fund’s assets to cash, distributing the Fund’s assets to its remaining shareholders and ceasing operations.
2	To approve terminating the Fifth Third Dividend Growth Fund, which will be achieved by converting the Fund’s assets to cash, distributing the Fund’s assets to its remaining shareholders and ceasing operations.
3	To approve terminating the Fifth Third Structured Large Cap Plus Fund, which will be achieved by converting the Fund’s assets to cash, distributing the Fund’s assets to its remaining shareholders and ceasing operations.
4	To approve terminating the Fifth Third Equity Index Fund, which will be achieved by converting the Fund’s assets to cash, distributing the Fund’s assets to its remaining shareholders and ceasing operations.

To vote your shares by the Internet, contact the Fund at (     ). You will be prompted to enter the 12-digit control number on this proxy card. Follow the instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

A copy of the Proxy Statement and sample Proxy Card are available online at: www.proxyonline.com/docs/FifthThirdFunds.pdf.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY PHONE OR INTERNET.

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